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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest Event
                          Reported): August 26, 2005

      CWHEQ, INC., (as depositor under the Sale and Servicing Agreement, dated as of August 30, 2005, relating to the Revolving Home Equity
                           Loan Asset Backed Notes,
                                Series 2005-E.

                                  CWHEQ, INC.
            (Exact name of registrant as specified in its charter)

      Delaware                    333-126790                 87-0698310
      --------                    ----------                 ----------
      (State or Other      (Commission File Number)      (I.R.S. Employer
Jurisdiction of Incorporation)                            Identification No.)



      4500 Park Granada
      Calabasas, California                                    91302
      ---------------------                                   -------
      (Address of Principal Executive Officers)             (Zip Code)

      Registrant's telephone number, including area code (818) 225-3000



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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

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[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))



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Item 8.01.  Other Events.

      The consolidated balance sheets of MBIA Inc. and subsidiaries and MBIA Insurance Corporation and subsidiaries as of December 31, 2004 and December 31, 2003 and the related consolidated statements of income, changes in shareholder's equity, and cash flows for each of the three years in the period ended December 31, 2004, incorporated by reference in this prospectus supplement, have been incorporated herein in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of that firm as experts in accounting and auditing.

      In connection with the issuance of the Certificates, the Company is filing herewith the consent of PricewaterhouseCoopers LLP
("PricewaterhouseCoopers") to the use of their name and the incorporation by reference of their report in the prospectus and the prospectus supplement relating to the issuance of the Certificates. The consent of PricewaterhouseCoopers LLP is attached hereto as Exhibit 23.1.


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      Item 9.01  Financial Statements, Pro Forma Financial

      Information and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Exhibits:

            23.1  Consent of PricewaterhouseCoopers LLP


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                                  SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  CWHEQ, INC.



                                    By:   /s/ Leon Daniels, Jr.
                                          ------------------------
                                          Name:  Leon Daniels, Jr.
                                          Title:  Vice President



Dated:  August 26, 2005




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Exhibit Index


Exhibit

23.1  Consent of PricewaterhouseCoopers LLP


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